UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2021

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of Principal Executive Offices)

(760) 745-9883

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2021, One Stop Systems, Inc., a Delaware corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Given the circumstances arising from the ongoing COVID-19 pandemic, the Annual Meeting was held virtually via the Internet.

At the close of business on March 26, 2021, the record date for the Annual Meeting, there were 18,502,037 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Company. At the Annual Meeting, 9,405,694 of the 18,502,037 outstanding shares of common stock entitled to vote, or approximately 50.84%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 20, 2021.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal 1

The Company’s stockholders elected seven directors, each to serve until the Company’s next Annual Meeting of Stockholders, and until their successor is duly elected and qualified, as follows:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Kenneth Potashner	4,190,629	0	3,340,268	1,874,797
Kimberly Sentovich	4,430,746	0	3,100,151	1,874,797
David Raun	7,509,203	0	21,694	1,874,797
Jack Harrison	4,144,181	0	3,386,716	1,874,797
Greg Matz	7,506,682	0	24,215	1,874,797
Gioia Messinger	7,506,721	0	24,176	1,874,797
Sita Lowman	7,384,651	0	146,246	1,874,797

Proposal 2

The Company’s stockholders ratified the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

FOR	AGAINST	ABSTAIN
8,122,911	75,372	1,207,411

Proposal 3

The Company’s stockholders approved by a majority of votes cast the Company’s proposal to increase the authorized shares of the Company’s 2017 Equity Incentive Plan (the “Plan”) from 1,500,000 shares to 3,000,000 shares of common stock of the Company pursuant to the terms and conditions of the Plan, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,111,746	3,305,444	113,706	1,874,797

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: May 24, 2021	By:	/s/ David Raun
David Raun
President and Chief Executive Officer